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                                                                    EXHIBIT 99.1


                                VOTING AGREEMENT

      THIS VOTING AGREEMENT ("AGREEMENT") is made and entered into as of September 27, 2002 by and between Angiotech Pharmaceuticals, Inc., a corporation organized under the laws of British Columbia ("ANGIOTECH"), and the person whose name appears on the signature page hereto as a stockholder of Cohesion Technologies, Inc., a Delaware corporation ("COHESION"), acting in his capacity as a stockholder of Cohesion and not in any other capacity ("STOCKHOLDER").

      A. Concurrently with the execution of this Agreement, Angiotech, Chardonnay Acquisition Corp., a Delaware corporation ("MERGER SUB"), and Cohesion are entering into an Agreement and Plan of Reorganization of even date herewith (the "MERGER AGREEMENT"), pursuant to which the parties thereto have agreed, upon the terms and subject to the conditions set forth therein, to merge Merger Sub with and into Cohesion (the "MERGER"). Capitalized terms used and not otherwise defined herein, and defined in the Merger Agreement, shall have the respective meanings ascribed to them in the Merger Agreement.

      B. As of the date hereof, Stockholder Beneficially Owns the number of outstanding shares of the common stock, par value $0.001 per share, of Cohesion ("COHESION COMMON STOCK") set forth on the signature page hereto.

      C. As inducement and a condition to entering into the Merger Agreement, Angiotech has required Stockholder to agree, and Stockholder has agreed, to enter into this Agreement.

      The parties agree as follows:

      1. CERTAIN DEFINITIONS. For purposes of this Agreement:

            (a) "BENEFICIALLY OWN" or "BENEFICIAL OWNERSHIP" with respect to any securities means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a person include securities Beneficially Owned by all other persons with whom such person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act with respect to the securities of the same issuer.

            (b) "EXISTING SHARES" means all issued and outstanding shares of Cohesion Common Stock owned of record or Beneficially Owned by Stockholder and over which Stockholder has voting control as of the record date for persons entitled (i) to receive notice of, and to vote at, a meeting of the stockholders of Cohesion called for purposes of voting on the adoption of the Merger Agreement, or (ii) to take action by written consent of the stockholders of Cohesion with respect to the adoption of the Merger Agreement.

            (c) "NEW SHARES" means any shares of capital stock of Cohesion that Stockholder purchases or with respect to which Stockholder otherwise acquires Beneficial

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Ownership (over which Beneficially Owned shares Stockholder exercises voting power), after the execution of their Agreement and prior to the date of termination of this Agreement.

      2. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER. Stockholder represents and warrants to Angiotech as follows:

            (a) On the date hereof, Stockholder Beneficially Owns the outstanding shares of Cohesion Common Stock set forth on the signature page hereto and holds stock options to purchase the number of shares of Cohesion Common Stock set forth on the signature page hereto. On the date hereof, such shares constitute all of the outstanding shares of Cohesion Common Stock Beneficially Owned by Stockholder and all of the shares of Cohesion Common Stock subject to stock options held by Stockholder. On the date hereof, there are no outstanding options or other rights to acquire from Stockholder, or obligations of Stockholder to sell, any shares of Cohesion Common Stock. Except as permitted by this Agreement, the shares of Cohesion Common Stock set forth on the signature page hereto are held by Stockholder, or by a nominee or custodian for the benefit of Stockholder, free and clear of all mortgages, claims, charges, liens, security interests, pledges, options, proxies, voting trusts or agreements ("ENCUMBRANCES"), except for any such Encumbrances arising hereunder.

            (b) Stockholder has the legal capacity, power and authority to enter into and perform all of Stockholder's obligations under this Agreement. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

            (c) Except for any applicable filings under federal and state securities laws, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is required to be made or obtained by Stockholder for the execution of this Agreement by Stockholder or compliance by Stockholder with the provisions hereof. Neither the execution and delivery of this Agreement by Stockholder nor the compliance by Stockholder with the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, acceleration, redemption or purchase) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Stockholder is a party or by which Stockholder or any of Stockholder's properties or assets is bound, or (ii) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Stockholder or any of the Existing Shares.

            (d) Stockholder understands and acknowledges that Angiotech is entering into, and causing Merger Sub to enter into, the Merger Agreement in reliance upon Stockholder's concurrent execution and delivery of this Agreement.


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      3. REPRESENTATIONS AND WARRANTIES OF ANGIOTECH. Angiotech hereby represents and warrants to Stockholder as follows:

            (a) Angiotech has the corporate power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by Angiotech and constitutes a valid and binding agreement of Angiotech, enforceable against Angiotech in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

            (b) Except for filings under the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution of this Agreement by Angiotech. Neither the execution and delivery of this Agreement by Angiotech nor compliance by Angiotech with any of the provisions hereof shall (i) conflict with or result in any breach of any organizational documents of Angiotech, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, acceleration, redemption or purchase) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation of any kind to which Angiotech is a party or by which Angiotech or any of its properties or assets is bound, or (iii) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Angiotech or any of its properties or assets.

      4. DISCLOSURE. Stockholder hereby agrees to permit Angiotech to publish and disclose in the registration statement and the joint proxy statement/prospectus (including all documents and schedules filed with the Securities and Exchange Commission), and in any press release or other disclosure document which Angiotech reasonably determines to be necessary or desirable to comply with applicable law or the rules and regulations of the Nasdaq National Market in connection with the Merger and any transactions related thereto, Stockholder's identity and ownership of Cohesion Common Stock and the nature of Stockholder's commitments, arrangements and understandings under this Agreement, provided that any public announcement or disclosure is made in accordance with the terms of the Merger Agreement.

      5. VOTING OF COHESION COMMON STOCK. Stockholder hereby irrevocably and unconditionally agrees that, during the period commencing on the date hereof and continuing until the first to occur of the Effective Time or termination of this Agreement, (a) Stockholder will appear (in person or by proxy) at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Cohesion Common Stock, however called, or otherwise cause the Existing Shares and New Shares, if any, then Beneficially Owned by Stockholder, to be counted as present thereat for purposes of establishing a quorum, and (b) Stockholder will vote or provide a written consent with respect to the Existing Shares and New Shares, if any (or will cause the Existing Shares to be voted, or cause a written consent to be provided with respect to the Existing Shares) in favor of the adoption of the Merger Agreement.


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      6. PROXY.

            (a) In order to insure the voting of Stockholder in accordance with this Agreement, Stockholder agrees to execute an irrevocable proxy simultaneously with the execution of this Agreement in the form of Exhibit A attached hereto granting Angiotech the right to vote, or to execute and deliver stockholder written consents, in respect of the Existing Shares and New Shares Beneficially Owned by Stockholder, if any, at the date of the stockholder meeting called to adopt the Merger Agreement, in favor of the adoption of the Merger Agreement.

            (b) Stockholder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Angiotech the power to carry out and give effect to the provisions of this Agreement.

      7. TERMINATION. This Agreement shall terminate on the earliest to occur of: (a) the termination of the Merger Agreement; (b) the agreement of the parties hereto to terminate this Agreement; or (c) the consummation of the Merger.

      8. MISCELLANEOUS.

            (a) Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of Angiotech and Stockholder at any time prior to the Effective Time.

            (b) Any failure of Stockholder, on the one hand, or Angiotech, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by Angiotech or Stockholder, respectively, only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 8(b).

            (c) All notices and other communications hereunder shall be in writing and shall be delivered personally, by overnight courier or similar means or sent by facsimile with written confirmation of receipt, to the parties at the addresses specified below (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof). Any such notice shall be effective upon receipt, if personally delivered, or on the next business day following transmittal, if sent by confirmed facsimile. Notices shall be delivered as follows:

                  (1) if to Angiotech, to:

                      1618 Station Street
                      Vancouver, BC V6A 1B6
                      CANADA
                      Telephone: (604) 221-7676


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                      Facsimile: (604) 221-6915
                      Attention: David McMasters

                  with a copy to:

                      Heller Ehrman White & McAuliffe LLP
                      275 Middlefield Road
                      Menlo Park, California 94025
                      Telephone: (650) 324-7000
                      Facsimile: (650) 324-0638
                      Attention:  Richard A. Peers, Esq.

                  (2) If to Stockholder, at the address set forth on the
                      signature page.

            (d) Neither this Agreement nor any right, interest or obligation hereunder shall be assigned by either of the parties hereto without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or remedies hereunder upon any other person except the parties hereto.

            (e) This Agreement shall be governed by the laws of the State of Delaware without reference to principles of conflicts of law.

            (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (g) In case any one or more of the provisions contained in this Agreement should be finally determined to be invalid, illegal or unenforceable in any respect against a party hereto, it shall be adjusted if possible to effect the intent of the parties. In any event, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability shall only apply as to such party in the specific jurisdiction where such final determination shall have been made.

            (h) The article and section headings contained in this Agreement are solely for the purpose of reference and shall not in any way affect the meaning or interpretation of this Agreement.

            (i) This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein and therein.

            (j) Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages. Therefore,


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in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

            (k) All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

            (l) From time to time, at any other party's reasonable request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or reasonably desirable to effectuate the provisions of this Agreement.

            (m) Notwithstanding any other provision of this Agreement, nothing contained in this Agreement shall bind or obligate Stockholder to act or refrain from acting in any capacity other than as a stockholder of Cohesion, it being expressly understood and agreed that this Agreement shall not bind or obligate Stockholder in his capacity as a director or officer of Cohesion.

                            (Signature Page Follows)


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      IN WITNESS WHEREOF, the parties hereto have signed this Voting Agreement, in the case of Angiotech by its duly authorized officer, as of the date first above written.

                                         ANGIOTECH PHARMACEUTICALS, INC.
------------------------------------
Stockholder Name

                                         By:
                                                --------------------------------
                                         Name:
                                                --------------------------------
Signature:                               Title:
           --------------------------           --------------------------------

NUMBER OF OUTSTANDING SHARES
OF COHESION BENEFICIALLY OWNED
BY STOCKHOLDER:

------------------------------------

NUMBER OF SHARES OF COHESION SUBJECT
TO STOCK OPTIONS HELD
BY STOCKHOLDER:

------------------------------------

ADDRESS OF STOCKHOLDER:

------------------------------------

------------------------------------


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                                IRREVOCABLE PROXY

      The undersigned agrees to, and hereby grants to Angiotech an irrevocable proxy pursuant to the provisions of Section 212 of the General Corporation Law of the State of Delaware to vote, or to execute and deliver written consents or otherwise act with respect to the Existing Shares and New Shares Beneficially Owned by the undersigned, if any, as of the record date of the meeting of stockholders called to adopt the Merger Agreement, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Delaware corporation, in connection with the adoption of the Merger Agreement. The undersigned hereby affirms that this proxy is given as a condition of said Merger Agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by Angiotech for the period beginning on the date hereof and ending on Effective Time, unless sooner terminated in accordance with the provisions of this Voting Agreement.

      THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

      Dated this 27th day of September, 2002.

                                   By:
                                            ------------------------------------
                                   Name:
                                            ------------------------------------

                                   Address:

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